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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 31, 2005

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

           Georgia                       1-13941                58-0687630
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 (State or other Jurisdiction of     (Commission File         (IRS Employer
  Incorporation or Organization)          Number)          Identification No.)

            309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                            30305-2377
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       (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

        Aaron Rents, Inc. (the "Company") issued a press release providing an update of the effects of Hurricane Katrina on operations. A copy of the Company's press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired:

        None.

(b)     Pro Forma Financial Information:

        None.

(c)     Exhibits:

EXHIBIT NO.                               DESCRIPTION
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   99.1        Aaron Rents,  Inc.  press release dated August 31, 2005
               (furnished  pursuant to Item 7.01 of Form 8-K).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AARON RENTS, INC.

                                                 By:  /s/ Gilbert L. Danielson
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                                                      Gilbert L. Danielson
                                                      Executive Vice President,
Date:  September 1, 2005                              Chief Financial Officer